As filed with the Securities and Exchange Commission on June 28, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 26, 2024
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)
(704) 386-5681
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BAC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series E	BAC PrE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series GG	BAC PrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.875% Non-Cumulative Preferred Stock, Series HH	BAC PrK	New York Stock Exchange
7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L	BAC PrL	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrG	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 1
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrH	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 2
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrJ	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 4
Depositary Shares, each representing a 1/1,200th interest in a share of	BML PrL	New York Stock Exchange
Bank of America Corporation Floating Rate Non-Cumulative
Preferred Stock, Series 5
Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIII (and the guarantee related thereto)	BAC/PF	New York Stock Exchange
5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIV (and the guarantee related thereto)	BAC/PG	New York Stock Exchange
Income Capital Obligation Notes initially due December 15, 2066 of Bank of America Corporation	MER PrK	New York Stock Exchange
Senior Medium-Term Notes, Series A, Step Up Callable Notes, due	BAC/31B	New York Stock Exchange
November 28, 2031 of BofA Finance LLC (and the guarantee of the
Registrant with respect thereto)
Depositary Shares, each representing a 1/1,000th interest in a share of 5.375% Non-Cumulative Preferred Stock, Series KK	BAC PrM	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.000% Non-Cumulative Preferred Stock, Series LL	BAC PrN	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.375% Non-Cumulative Preferred Stock, Series NN	BAC PrO	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.125% Non-Cumulative Preferred Stock, Series PP	BAC PrP	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.250% Non-Cumulative Preferred Stock, Series QQ	BAC PrQ	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.750% Non-Cumulative Preferred Stock, Series SS	BAC PrS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors (the “Board”) of Bank of America Corporation (the “Corporation”) periodically reviews the Board’s and Corporation’s governance documents, including the Corporation’s Bylaws, as amended and restated on December 13, 2022 (the “Bylaws”). On June 26, 2024, the Board approved and adopted amendments to the Bylaws, which were effective as of the date approved by the Board.

The amendments to the Bylaws include the following:

•Clarification that the Board is responsible for making a determination to hold a stockholders’ meeting remotely as provided by the Delaware General Corporation Law (Article III. Stockholders, Section 3. Place of Meeting);
•Clarification of the affirmative votes needed to approve matters requiring other than majority support (Article III. Stockholders, Section 9. Voting of Shares);
•Revision to provisions describing how a presiding chair of a stockholders’ meeting would be selected in the absence of the Chair of the Board (Article III. Stockholders, Section 11. Conduct of Meetings);
•Revisions to certain procedural and disclosure requirements for stockholders proposing business or director nominations for consideration at the Corporation’s annual or special meetings of stockholders, including to:
◦clarify the types of additional information the Corporation may request about proposed nominees; and
◦clarify the Board’s responsibility for determining whether director nominations or business proposed to be brought before the meeting under Article III, Section 12 of the Bylaws were properly made (Article III. Stockholders, Section 12. Notice of Stockholder Business and Nominations, Subsections (c) and (g));
•Revisions to the procedural and disclosure requirements for stockholders submitting director nominations for inclusion in the Corporation’s proxy materials, including to clarify the scope of requests for additional information related to proxy access nominees and remove a tendered resignation provision related to proxy access nominees (Article IV. Board of Directors, Section 9. Inclusion of Director Nominations by Stockholders in the Corporation’s Proxy Materials, Subsections (i) and (k)); and
•Removal of certain references regarding the nature of Board determinations (Article III. Stockholders, Section 2. Special Meetings, Subsection (a); Article IV. Board of Directors, Section 9. Inclusion of Director Nominations by Stockholders in the Corporation’s Proxy Materials, Subsection (f)).

The Bylaws’ amendments also include certain technical and conforming revisions and clarifications. The foregoing summary is qualified in its entirety by reference to the Bylaws of the Corporation, as Amended and Restated by the Board of Directors on June 26, 2024, a copy of which (marked to show changes from the Corporation’s Bylaws, as amended and restated on December 13, 2022) is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3.1	Bylaws of Bank of America Corporation, As Amended and Restated by the Board of Directors on June 26, 2024

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: June 28, 2024